UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 4, 2011

Fusion-io, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2855 E. Cottonwood Parkway, Suite 100 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip code)

(801) 424-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2011, Fusion-io, Inc. announced its financial results for the quarter and fiscal year ended June 30, 2011. The full text of this press release is furnished as Exhibit 99.1 hereto.

Fusion-io, Inc. makes reference to non-GAAP financial measures in the press release, and includes information regarding such measures in the press release.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On August 4, 2011, Fusion-io issued a press release announcing that it had agreed to acquire IO Turbine, Inc. The text of the press release is furnished as Exhibit 99.2 attached hereto.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Fusion-io, Inc. dated August 4, 2011 regarding fourth quarter and fiscal year 2011 financial results.

99.2	Press Release of Fusion-io, Inc. dated August 4, 2011 regarding acquisition of IO Turbine, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

By:	/s/ Dennis P. Wolf
Dennis P. Wolf
Chief Financial Officer and Executive Vice President

Dated: August 4, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Fusion-io, Inc. dated August 4, 2011 regarding fourth quarter and fiscal year 2011 financial results.

99.2	Press Release of Fusion-io, Inc. dated August 4, 2011 regarding acquisition of IO Turbine, Inc.